Exhibit 99.1

Contact:

J. Marc Lewis, Vice President-Investor Relations 305-406-1815 305-406-1886 fax marc.lewis@mastec.com	800 S. Douglas Road, 12th Floor Coral Gables, Florida 33134 Tel: 305-599-1800 Fax: 305-406-1960 www.mastec.com

For Immediate Release

MasTec Announces 2015 Fourth Quarter and Annual Financial Results, Announces $100 Million Stock Buyback Authorization and Issues 2016 Guidance

•	Record year end 18-month Backlog at $5.7 Billion, up 31% over last year, and 24% sequentially

•	Record 2015 Annual Cash Flow from Operating Activities to $367 Million

•	Q4 2015 Continuing Operations Adjusted EBITDA of $82 million, Adjusted Diluted EPS of $0.21

•	2016 Guidance Represents a 9-14% Increase in Revenue and a 35-40% Increase in Continuing Operations Adjusted EBITDA

•	Board authorizes up to $100 million of share repurchases

Coral Gables, FL (February 25, 2016) — MasTec, Inc. (NYSE: MTZ) today announced 2015 fourth quarter and full year financial results, as well its 2016 guidance range. In addition, the Company announced that its board of directors has authorized up to $100 million in repurchases of the Company’s shares. The Company reported:

•	Fourth quarter 2015 revenue was $1.03 billion, a 16.6% decrease compared with $1.23 billion for the prior year fourth quarter. 18-month backlog as of December 31, 2015 represented a record level, at $5.7 billion, a 31% increase compared to $4.3 billion as of December 31, 2014 and a 24% increase compared to $4.6 billion as of September 30, 2015.

•	Fourth quarter 2015 adjusted net income from continuing operations, a non-GAAP measure, was $16.8 million compared to $32.4 million in the same period in 2014. Fourth quarter 2015 continuing operations adjusted diluted earnings per share, a non-GAAP measure, was $0.21, compared to $0.38 in the same period in 2014.

•	Fourth quarter 2015 continuing operations adjusted EBITDA, also a non-GAAP measure, was $82 million compared to $110 million in the same period in 2014.

•	Fourth quarter 2015 GAAP net loss from continuing operations was $76.9 million or $0.96 per diluted share, compared to net income from continuing operations of $26.6 million, or $0.32 per diluted share in the fourth quarter of 2014. Fourth quarter GAAP 2015 results include non-cash goodwill and intangible asset impairment of $0.95 per diluted share related to the Company’s western Canadian Oil and Gas operations and also include approximately $0.15 per diluted share of incremental non-operating and non-core charges over prior year results.

The Company also reported:

•	For the year ended December 31, 2015, revenue was $4.2 billion, an 8.7% decrease compared with $4.6 billion for the prior year.

•	For the year ended December 31, 2015, the Company reported record levels of cash flow from operating activities at $367 million, a 14% increase compared to $323 million for the prior year.

•	For the year ended December 31, 2015, adjusted net income from continuing operations, a non-GAAP measure, was approximately $51.4 million compared to $135.0 million for the prior year. Full year 2015 continuing operations adjusted diluted earnings per share, a non-GAAP measure, was $0.64 compared to $1.57 last year.

•	Full year 2015 continuing operations adjusted EBITDA, also a non-GAAP measure, was $308 million compared to $425 million last year.

•	Full year 2015 GAAP net loss from continuing operations was $79.7 million or $0.98 per diluted share for the year ended 2015 compared to net income from continuing operations of $122.0 million or $1.42 per diluted share for the year ended 2014. 2015 year end GAAP results include non-cash goodwill and intangible asset impairment of $0.94 per diluted share related to the Company’s western Canadian Oil and Gas operations also include approximately $0.52 per diluted share of incremental non-operating and non-core charges over prior year results.

Adjusted net income from continuing operations, continuing operations adjusted diluted earnings per share and continuing operations adjusted EBITDA, non-GAAP measures, exclude, as applicable, Audit Committee investigation related costs, WesTower acquisition integration costs, a project loss related to a non-controlled Canadian joint venture, a settlement charge from a court mandated mediation related to a 2013 project dispute, the non-recurring impact on deferred tax liabilities resulting from an income tax law change in Alberta, Canada, unrealized fair market value losses on interest rate swaps of an equity investee, non-cash goodwill and intangible asset impairment and non-cash stock-based compensation expense. Reconciliations of these and other non-GAAP measures to GAAP-reported measures are attached.

Additionally, MasTec’s Board of Directors has authorized the repurchase of up to $100 million of shares of MasTec common stock. The authorization does not obligate MasTec to repurchase any particular amount of common stock during any period and the program may be modified or suspended at any time at the Company’s discretion. Stock repurchases may be made from time to time and the actual amount repurchased will depend on a variety of factors including market conditions, regulatory and legal requirements, cash flow and liquidity needs and other factors. The stock repurchases may be made in both open market and privately negotiated transactions, and may include the use of derivative contracts, structured share repurchase agreements and Rule 10b5-1 trading plans. Repurchases would be funded from cash on hand and availability under the Company’s revolving credit facility.

Jose Mas, MasTec’s Chief Executive Officer, commented, “2015 was a difficult year. However, we enter 2016 with a growing number of opportunities across our segments and record backlog. Today we have announced a stock repurchase authorization. While we will be mindful of our overall debt levels and business conditions before we initiate any purchases, this authorization provides us the ability to be opportunistic if business and market conditions warrant share repurchases in the long-term interest of our shareholders.”

George Pita, MasTec’s Executive Vice President and Chief Financial Officer noted, “We generated record cash flow from operating activities during a difficult 2015 period, with significant improvements in our working capital metrics. We enter 2016 with approximately $500 million in liquidity, and the expectation of significantly improved 2016 financial performance, which we believe will provide us with ample financial resources to take advantage of potential opportunities.”

The Company is providing both first quarter and full year 2016 guidance. These views are based on information available today, and are subject to the timing uncertainties associated with the start-up of expected projects in the Company’s backlog. The Company currently estimates 2016 revenue of approximately $4.6 to $4.8 billion. 2016 continuing operations adjusted EBITDA, a non-GAAP measure, is estimated at $415 to $430 million, with continuing operations adjusted diluted earnings per share, a non-GAAP measure, at $1.35 to $1.45.

For the first quarter of 2016, the Company expects revenue of approximately $950 million. First quarter 2016 continuing operations adjusted EBITDA, a non-GAAP measure, is estimated at approximately 5% to 6% of revenue, with continuing operations adjusted diluted earnings per share, a non-GAAP measure, estimated between a loss of $0.03 to a breakeven level. First quarter 2016 guidance reflects expected seasonality and timing of project startups, in which first quarter results are typically the lowest quarter of the year.

Management will hold a conference call to discuss these results on Friday, February 26, 2015 at 9:00 a.m. Eastern time. The call-in number for the conference call is (719) 325-2425 and the replay number is (719) 457-0820, with a pass code of 2478235. The replay will be available for 30 days. Additionally, the call will be broadcast live over the Internet and can be accessed and replayed through the Investors section of the Company’s website at www.mastec.com.

The following tables set forth the financial results for the periods ended December 31, 2015 and 2014:

Condensed Unaudited Consolidated Statements of Operations

(In thousands, except per share amounts)

	For the Years Ended December 31,		For the Three Months Ended December 31,
	2015	2014	2015	2014
Revenue	$4,208,330	$4,611,803	$1,027,424	$1,231,264
Costs of revenue, excluding depreciation and amortization	3,721,303	3,977,963	916,231	1,063,062
Depreciation and amortization	169,662	154,452	41,614	42,456
Goodwill and intangible asset impairment	78,625	—	78,625	—
General and administrative expenses	265,910	238,305	58,833	70,851
Interest expense, net	48,055	50,769	12,210	13,174
Other income, net	(7,479)	(8,116)	(11,820)	(2,693)

(Loss) income from continuing operations before income taxes	$(67,746)	$198,430	$(68,269)	$44,414
Provision for income taxes	(11,957)	(76,429)	(8,668)	(17,859)

Net (loss) income from continuing operations	$(79,703)	$122,001	$(76,937)	$26,555

Discontinued operations:
Net loss from discontinued operations	$—	$(6,452)	$—	$(5,861)

Net (loss) income	$(79,703)	$115,549	$(76,937)	$20,694

Net income attributable to non-controlling interests	(593)	(374)	(172)	(422)

Net (loss) income attributable to MasTec, Inc.	$(79,110)	$115,923	$(76,765)	$21,116

Earnings per share:
Basic earnings (loss) per share:
Continuing operations	$(0.98)	$1.53	$(0.96)	$0.33
Discontinued operations	—	(0.08)	—	(0.07)

Total basic earnings per share	$(0.98)	$1.45	$(0.96)	$0.26

Basic weighted average common shares outstanding	80,489	79,953	79,920	82,311

Diluted (loss) earnings per share:
Continuing operations	$(0.98)	$1.42	$(0.96)	$0.32
Discontinued operations	—	(0.07)	—	(0.07)

Total diluted earnings per share	$(0.98)	$1.35	$(0.96)	$0.25

Diluted weighted average common shares outstanding	80,489	86,196	79,920	85,385

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	December 31,
	2015	2014
Assets
Current assets, including discontinued operations	$1,132,902	$1,531,751
Property and equipment, net	558,667	623,118
Goodwill and other intangibles, net	1,187,890	1,332,839
Long-term assets, including discontinued operations	60,738	76,272

Total assets	$2,940,197	$3,563,980

Liabilities and Equity
Current liabilities, including discontinued operations	$752,789	$980,848
Acquisition-related contingent consideration, net of current portion	41,675	103,515
Long-term debt	945,464	1,061,159
Long-term deferred tax liabilities, net	188,759	203,476
Other long-term liabilities	68,119	66,907
Equity	943,391	1,148,075

Total liabilities and equity	$2,940,197	$3,563,980

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	December 31,
	2015	2014
Net cash provided by operating activities	$367,413	$323,011
Net cash used in investing activities	(128,700)	(439,262)
Net cash (used in) provided by financing activities	(258,920)	118,675
Effect of currency translation on cash	1,132	(1,292)

Net (decrease) increase in cash and cash equivalents	(19,075)	1,132

Cash and cash equivalents - beginning of period	24,059	22,927

Cash and cash equivalents - end of period	$4,984	$24,059

Cash and cash equivalents of continued operations	$4,984	$24,059

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended December 31,		For the Years Ended December 31,
Segment Information	2015	2014	2015	2014
Revenue by Reportable Segment
Communications	$521.1	$560.5	$1,973.2	$2,041.0
Oil and Gas	350.9	432.1	1,495.1	1,731.4
Electrical Transmission	71.3	142.8	341.5	471.9
Power Generation and Industrial	79.3	93.9	381.6	357.0
Other	6.8	4.1	24.1	14.7
Eliminations	(2.0)	(2.1)	(7.2)	(4.2)

Consolidated revenue	$1,027.4	$1,231.3	$4,208.3	$4,611.8

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Adjusted EBITDA by Reportable Segment - Continuing Operations
Communications	$53.1	$55.6	$213.1	$209.6
Oil and Gas	43.1	50.9	157.0	195.1
Electrical Transmission	(23.7)	9.9	(59.2)	45.0
Power Generation and Industrial	4.9	4.9	8.8	14.2
Other	0.8	(1.1)	1.9	(1.2)
Eliminations	—	(0.0)	(0.0)	(0.0)
Corporate	4.2	(10.5)	(13.5)	(37.9)

Adjusted EBITDA - continuing operations	$82.3	$109.7	$308.1	$424.9

Goodwill and intangible asset impairment	78.6	—	78.6	—
Non-cash stock-based compensation expense	2.9	4.4	12.4	15.9
Acquisition integration costs	—	5.3	17.8	5.3
Audit Committee investigation related expenses	2.8	—	16.5	—
Losses on non-controlled joint venture	8.0	—	16.3	—
Court mandated mediation settlement	—	—	12.2	—
Loss on equity investee interest rate swaps	4.4	—	4.4	—

EBITDA - continuing operations	$(14.4)	$100.0	$150.0	$403.7

	For the Three Months Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Adjusted EBITDA Margin by Reportable Segment - Continuing Operations
Communications	10.2%	9.9%	10.8%	10.3%
Oil and Gas	12.3%	11.8%	10.5%	11.3%
Electrical Transmission	(33.3)%	6.9%	(17.3)%	9.5%
Power Generation and Industrial	1.0%	1.2%	2.3%	4.0%
Other	72.0%	(27.0)%	8.0%	(8.2)%
Eliminations	0.0%	—	—	—
Corporate	—	—	—	—

Adjusted EBITDA margin - continuing operations	8.0%	8.9%	7.3%	9.2%

Goodwill and intangible asset impairment	7.7%	0.0%	1.9%	0.0%
Non-cash stock-based compensation expense	0.3%	0.4%	0.3%	0.3%
Acquisition integration costs	0.0%	0.4%	0.4%	0.1%
Audit Committee investigation related expenses	0.2%	0.0%	0.3%	0.0%
Losses on non-controlled joint venture	0.8%	0.0%	0.4%	0.0%
Court mandated mediation settlement	0.0%	0.0%	0.3%	0.0%
Loss on equity investee interest rate swaps	0.4%	0.0%	0.1%	0.0%

EBITDA margin - continuing operations	(1.4)%	8.1%	3.6%	8.8%

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended	For the Twelve Months Ended
	December 31, 2015	December 31, 2015
EBITDA and Adjusted EBITDA Reconciliation - Continuing Operations
Net loss from continuing operations	$(76.9)	$(79.7)
Interest expense, net	12.2	48.1
Provision for income taxes	8.7	12.0
Depreciation and amortization	41.6	169.7

EBITDA - continuing operations	$(14.4)	$150.0
Goodwill and intangible asset impairment	78.6	78.6
Non-cash stock-based compensation expense	2.9	12.4
Acquisition integration costs	—	17.8
Audit Committee investigation related costs	2.7	16.5
Losses on non-controlled joint venture	8.0	16.3
Court mandated mediation settlement	(0.0)	12.2
Loss on equity investee interest rate swaps	4.4	4.4

Adjusted EBITDA - continuing operations	$82.3	$308.1

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	(7.5)%	(1.9)%
Interest expense, net	1.2%	1.1%
Provision for income taxes	0.8%	0.3%
Depreciation and amortization	4.1%	4.0%

EBITDA margin- continuing operations	(1.4)%	3.5%
Goodwill and intangible asset impairment	7.7%	1.9%
Non-cash stock-based compensation expense	0.3%	0.3%
Acquisition integration costs	0.0%	0.4%
Audit Committee investigation related costs	0.3%	0.4%
Losses on non-controlled joint venture	0.8%	0.4%
Court mandated mediation settlement	0.0%	0.3%
Loss on equity investee interest rate swaps	0.4%	0.1%

Adjusted EBITDA margin - continuing operations	8.0%	7.3%

	For the Three Months Ended December 31, 2014	For the Twelve Months Ended December 31, 2014
EBITDA and Adjusted EBITDA Reconciliation - Continuing Operations
Net income from continuing operations	$26.6	$122.0
Interest expense, net	13.2	50.8
Provision for income taxes	17.9	76.4
Depreciation and amortization	42.5	154.5

EBITDA - continuing operations	$100.0	$403.7
Non-cash stock-based compensation expense	4.4	15.9
Acquisition integration costs	5.3	5.3

Adjusted EBITDA - continuing operations	$109.7	$424.9

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	2.2%	2.6%
Interest expense, net	1.1%	1.1%
Provision for income taxes	1.5%	1.7%
Depreciation and amortization	3.4%	3.3%

EBITDA margin- continuing operations	8.1%	8.8%
Non-cash stock-based compensation expense	0.4%	0.3%
Acquisition integration costs	0.4%	0.1%

Adjusted EBITDA margin - continuing operations	8.9%	9.2%

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	For the Three Months Ended December 31, 2015	For the Twelve Months Ended December 31, 2015
Adjusted Net Income Reconciliation
Net income from continuing operations	$(76.9)	$(79.7)
Goodwill and intangible asset impairment, net of tax	76.4	76.4
Non-cash stock-based compensation expense, net of tax	2.8	8.1
Acquisition integration costs, net of tax	—	9.9
Audit Committee investigation related costs, net of tax	3.2	11.3
Losses on non-controlled joint venture, net of tax	8.3	13.0
Court mandated mediation settlement, net of tax	—	6.8
Loss on equity investee interest rate swaps, net of tax	2.9	2.9
Impact of Alberta tax law change, net of tax	0.2	2.8

Adjusted net income from continuing operations	$16.8	$51.4
Loss from discontinued operations, net of tax	—	—

Adjusted net income	$16.8	$51.4

	For the Three Months Ended December 31, 2015	For the Twelve Months Ended December 31, 2015
Adjusted Diluted EPS Reconciliation
Diluted earnings per share – continuing operations	$(0.96)	$(0.98)
Goodwill and intangible asset impairment, net of tax	0.95	0.94
Non-cash stock-based compensation expense, net of tax	0.03	0.10
Acquisition integration costs, net of tax	—	0.12
Audit Committee investigation costs, net of tax	0.04	0.14
Losses on non-controlled joint venture, net of tax	0.10	0.16
Court mandated mediation settlement, net of tax	—	0.08
Loss on equity investee interest rate swaps, net of tax	0.04	0.04
Impact of Alberta tax law change, net of tax	0.00	0.03

Adjusted diluted earnings per share - continuing operations	$0.21	$0.64
Diluted loss per share - discontinued operations	—	—

Adjusted diluted earnings per share	$0.21	$0.64

	For the Three Months Ended December 31, 2014	For the Twelve Months Ended December 31, 2014
Adjusted Net Income Reconciliation
Net income from continuing operations	$26.6	$122.0
Non-cash stock-based compensation expense, net of tax	2.6	9.8
Acquisition integration costs, net of tax	3.2	3.2

Adjusted net income from continuing operations	$32.4	$135.0
Income (loss) from discontinued operations, net of tax	(5.9)	(6.5)

Adjusted net income	$26.5	$128.5

	For the Three Months Ended December 31, 2014	For the Twelve Months Ended December 31, 2014
Adjusted Diluted EPS Reconciliation
Diluted earnings per share – continuing operations	$0.32	$1.42
Non-cash stock-based compensation expense, net of tax	0.03	0.11
Acquisition integration costs, net of tax	0.04	0.04

Adjusted diluted earnings per share – continuing operations	$0.39	$1.57
Diluted loss per share – discontinued operations	(0.07)	(0.07)

Adjusted diluted earnings per share	$0.32	$1.50

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	Guidance for Three Months Ended March 31,	For the Three Months Ended March 31,
	2016 Est.	2015
EBITDA and Adjusted EBITDA Reconciliation - Continuing Operations
Net income from continuing operations	$(7) - (5)	$(6.4)
Interest expense, net	13	11.0
Provision for income taxes	(5) - (4)	(4.4)
Depreciation and amortization	42	42.6

EBITDA - continuing operations	$43 - 46	$42.8
Non-cash stock-based compensation expense	4	3.6
Restructuring charges	3 - 5	—
Acquisition integration costs	—	8.8
Audit Committee investigation related costs	—	3.0
Losses on non-controlled joint venture	—	5.5

Adjusted EBITDA - continuing operations	$50 - 55	$63.7

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	(0.7)% - (0.5)%	(0.6)%
Interest expense, net	1.3%	1.1%
Provision for income taxes	(0.5)% - (0.4)%	(0.4)%
Depreciation and amortization	4.4%	4.2%

EBITDA margin- continuing operations	4.5% - 4.8%	4.3%
Non-cash stock-based compensation expense	0.4%	0.4%
Restructuring charges	0.3% - 0.5%	—
Acquisition integration costs	—	0.9%
Audit Committee investigation related costs	—	0.3%
Losses on non-controlled joint venture	—	0.5%

Adjusted EBITDA margin - continuing operations	5.3% - 5.8%	6.4%

	Guidance for Three Months Ended March 31,	For The Three Months Ended March 31,
	2016 Est.	2015
Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS - Continuing Operations Reconciliations
Adjusted Net Income from Continuing Operations Reconciliation
Net income from continuing operations	$(7) - (5)	$(6.4)
Non-cash stock-based compensation expense, net of tax	2	2.1
Restructuring charges, net of tax	2 - 3	—
Acquisition integration costs, net of tax	—	5.3
Audit Committee investigation related costs, net of tax	—	1.8
Losses on non-controlled joint venture, net of tax	—	3.3

Adjusted net income from continuing operations	$(3) - 0	$6.1

	Guidance for Three Months Ended March 31,	For the Three Months Ended March 31,
	2016 Est.	2015
Adjusted Diluted EPS Reconciliation - Continuing Operations
Diluted earnings per share - continuing operations	$(0.08) - (0.06)	$(0.08)
Non-cash stock-based compensation expense, net of tax	0.03	0.03
Restructuring charges, net of tax	0.02 - 0.04	—
Acquisition integration costs, net of tax	—	0.06
Audit Committee investigation related costs, net of tax	—	0.02
Losses on non-controlled joint venture	—	0.04
Impact of Alberta tax law change	—	—

Adjusted diluted earnings per share - continuing operations	$(0.03) - 0.00	$0.07

Reconciliation of Non-GAAP Disclosures and Supplemental Disclosures - Unaudited

(In millions, except for percentages and per share amounts)

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2016 Est.	2015	2014
EBITDA and Adjusted EBITDA Reconciliation – Continuing Operations
Net income from continuing operations	$98 - 106	$(79.7)	$122.0
Interest expense, net	51	48.1	50.8
Provision for income taxes	71 - 77	12.0	76.4
Depreciation and amortization	175	169.7	154.5

EBITDA - continuing operations	$396 - 409	$150.0	$403.7
Non-cash stock-based compensation expense	16	12.4	15.9
Restructuring charges	3 - 5	—	—
Goodwill and intangible asset impairment	—	78.6	5.3
Acquisition integration costs	—	17.8	—
Audit Committee investigation related expenses	—	16.5	—
Losses on non-controlled joint venture	—	16.3	—
Court mandated mediation settlement	—	12.2	—
Loss on equity investee interest rate swaps	—	4.4	—

Adjusted EBITDA - continuing operations	$415 - 430	$308.1	$424.9

EBITDA and Adjusted EBITDA Margin Reconciliation - Continuing Operations
Net income from continuing operations	2.1% - 2.2%	(1.9)%	2.6%
Interest expense, net	1.1%	1.1%	1.1%
Provision for income taxes	1.5% - 1.6%	(0.3)%	1.7%
Depreciation and amortization	3.6% - 3.8%	4.0%	3.3%

EBITDA margin- continuing operations	8.5% - 8.6%	3.6%	8.8%
Non-cash stock-based compensation expense	0.3%	0.3%	0.3%
Restructuring charges	0.1%	—	—
Goodwill and intangible asset impairment	—	1.9%	0.0%
Acquisition integration costs	—	0.4%	0.1%
Audit Committee investigation related expenses	—	0.4%	0.0%
Losses on non-controlled joint venture	—	0.4%	—
Court mandated mediation settlement	—	0.3%	0.0%

Adjusted EBITDA margin - continuing operations	9.0%	7.3%	9.2%

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2016 Est.	2015	2014
Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS - Continuing Operations Reconciliations
Adjusted Net Income from Continuing Operations Reconciliation
Net income from continuing operations	$98 - 106	$(79.7)	$122.0
Non-cash stock-based compensation expense, net of tax	9	8.1	9.8
Restructuring charges, net of tax	2 - 3	—	—
Goodwill and intangible asset impairment, net of tax	—	76.4	—
Acquisition integration costs, net of tax	—	9.9	3.2
Audit Committee investigation costs, net of tax	—	11.3	—
Losses on non-controlled joint venture, net of tax	—	13.0	—
Court mandated mediation settlement, net of tax	—	6.8	—
Loss on equity investee interest rate swaps, net of tax	—	2.9	—
Impact of Alberta tax law change, net of tax	—	2.8	—

Adjusted net income from continuing operations	$110 - 118	$51.4	$135.0

	Guidance for the Year Ended December 31,	For the Year Ended December 31,	For the Year Ended December 31,
	2016 Est.	2015	2014
Adjusted Diluted EPS Reconciliation - Continuing Operations
Diluted earnings per share - continuing operations	$1.21 – 1.30	$(0.98)	$1.42
Non-cash stock-based compensation expense, net of tax	0.12	0.10	0.11
Restructuring charges, net of tax	0.02 – 0.04	—	—
Goodwill and intangible asset impairment, net of tax	—	0.94	—
Acquisition integration costs, net of tax	—	0.12	0.04
Audit Committee investigation costs, net of tax	—	0.14	—
Losses on non-controlled joint venture, net of tax	—	0.16	—
Court mandated mediation settlement, net of tax	—	0.08	—
Loss on equity investee interest rate swaps, net of tax	—	0.04	—
Impact of Alberta tax law change, net of tax	—	0.03	—

Adjusted diluted earnings per share - continuing operations	$1.35 – 1.45	$0.64	$1.57

Tables may contain differences due to rounding.

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. The Company’s primary activities include the engineering, building, installation, maintenance and upgrade of energy, utility and communications infrastructure, such as: electrical utility transmission and distribution; natural gas and petroleum pipeline infrastructure; wireless, wireline and satellite communications; power generation, including renewable energy infrastructure; and industrial infrastructure. MasTec’s customers are primarily in these industries. The Company’s corporate website is located at www.mastec.com. The Company’s website should be considered as a recognized channel of distribution, and the Company may periodically post important, or supplemental, information regarding contracts, awards or other related news on the Presentations/Webcasts page in the Investors section therein. Jose Mas, CEO of MasTec, has led the Company since April of 2007.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including trends in oil, natural gas, electricity and other energy source prices; reduced capital expenditures by our customers, reduced financing availability, customer consolidation and technological and regulatory changes in the industries we serve; our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects, and performance on such projects; our ability to manage projects effectively and in accordance with our estimates; the effect of economic conditions on demand for our services; market conditions, technological developments and regulatory changes that affect us or our customers’ industries; the highly competitive nature of our industry; risks related to our strategic arrangements, including our equity method investments and proportionately consolidated non-controlled Canadian joint venture; fluctuations in foreign currencies; risks associated with operating in or expanding into additional international markets, which could restrict our ability to expand globally and harm our business and prospects or any failure to comply with laws applicable to our foreign activities; customer disputes related to our performance of services; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; our ability to replace non-recurring projects with new projects; the timing and extent of fluctuations in geographic, weather, equipment and operational factors affecting the industries in which we operate; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements, integrate acquired businesses within expected timeframes and achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, including the risk of potential asset impairment charges, including write-downs of goodwill; any exposure related to divested businesses; any exposure resulting from system or information technology interruptions or data security breaches; risks related to the restatement of certain of our fiscal year 2014 interim financial statements, including from ongoing or possible regulatory action, private party litigation, including, without limitation, the civil investigation commenced by the Securities and Exchange Commission related to this matter; the impact of U.S. federal, local or state tax legislation and other regulations affecting renewable energy, electricity prices, electrical transmission, oil and gas production, broadband and related projects and expenditures; the effect of state and federal regulatory initiatives, including costs of compliance with existing and future environmental requirements; increases in fuel, maintenance, materials, labor and other costs; our dependence on a limited number of customers; the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services on short or no notice under our contracts; the impact of any unionized workforce on our operations, including labor availability and relations; liabilities associated with multi-employer pension plans, including underfunding and withdrawal liabilities, for our operations that employ unionized workers; the adequacy of our insurance, legal and other reserves and allowances for doubtful accounts; restrictions imposed by our credit facility, senior notes, and any future loans or securities; our ability to obtain performance and surety bonds; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or other stock issuances; as well as other risks detailed in our filings with the Securities and Exchange Commission. Actual results may differ significantly from results expressed or implied in these statements. We do not undertake any obligation to update forward-looking statements.